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                         Consent of Independent Auditors
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The Board of Directors
GTS Duratek, Inc.:

We consent to the use of our report dated February 27, 1995 included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 incorporated herein by reference.

/s/  KPMG PEAT MARWICK LLP
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Baltimore, Maryland
June 1, 1995